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           CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                     OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael A. Cane, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarterly period ended January 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Legal Access Technologies, Inc.


                                       By:       /s/ Michael A. Cane
                                                 ----------------------
                                       Name:     Michael A. Cane
                                       Title:    Chief Executive Officer

                                       Date:     March 20, 2003


I, Steven D. Fellows, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarterly period ended January 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Legal Access Technologies, Inc.




                                       By:       /s/ Steven D. Fellows
                                                 -----------------------
                                       Name:     Steven D. Fellows
                                       Title:    Chief Financial Officer

                                       Date:     March 20, 2003